EXHIBIT 2
STATEMENT APPOINTING DESIGNATED FILER AND AUTHORIZED SIGNATORIES
JULY 10, 2009
Each of the entities listed on Schedule A attached hereto (each a “Reporting Entity”) and each party listed on Schedule B attached hereto (each a “Reporting Equity Holder”; together with the Reporting Entities, the “Reporting Persons”) hereby authorizes and designates Robert C. Bensky, Carla S. Newell, Patrick D. Reilly and Frederic D. Fenton (the “Designated Filer”), for so long as each is employed by TCMI, Inc. or its affiliates, to prepare and file on behalf of such Reporting Person individually, or jointly together with other Reporting Persons, any and all reports, notices, communications and other documents (including, but not limited to, reports on Schedule 13D, Schedule 13G, Form 3, Form 4 and Form 5) that such Reporting Person may be required to file with the United States Securities and Exchange Commission or with any regulatory body, including United States federal, state and self-regulatory bodies, with respect to the Reporting Person’s ownership of, or transactions in, the securities of any entity whose securities are beneficially owned (directly or indirectly) by such Reporting Person (collectively, the “Companies”).
Each Reporting Person hereby further authorizes and designates Robert C. Bensky, Carla S. Newell, Patrick D. Reilly and Frederic D. Fenton (each, an “Authorized Signatory”) to execute and file on behalf of such Reporting Person the Reports and to perform any and all other acts, which in the opinion of the Designated Filer or an Authorized Signatory may be necessary or incidental to the performance of the foregoing powers herein granted.
The authority of the Designated Filer and each Authorized Signatory under this Document with respect to each Reporting Person shall continue until such Reporting Person is no longer required to file any Reports with respect to the Reporting Person’s ownership of, or transactions in, the securities of the Companies, unless earlier revoked in writing. Each Reporting Person acknowledges that the Designated Filer and the Authorized Signatory are not assuming any of the Reporting Person’s responsibilities to comply with any United States federal or state law or with any regulations promulgated thereto.

EXHIBIT A
TCV IV, L.P.
TCV IV Strategic Partners, L.P.
Technology Crossover Management IV, L.L.C.
TCV V, L.P.
TCV Member Fund, L.P.
Technology Crossover Management V, L.L.C.
TCV Management 2004, L.L.C.
TCV VI, L.P.
TCV VI Management, L.L.C.
Technology Crossover Management VI, L.L.C.
TCV VI (Cayman), L.P.
TCV Member Fund (Cayman), L.P.
Technology Crossover Management VI (Cayman), L.P
Technology Crossover Management VI (Cayman), Ltd.
TCV VII, L.P.
TCV VII (A), L.P.
TCV VII Management, L.L.C.
Technology Crossover Management VII, L.P
Technology Crossover Management VII, Ltd.

EXHIBIT B
Jay C. Hoag
Richard H. Kimball
John L. Drew
Jon Q. Reynolds, Jr.
William J.G. Griffith IV
Robert W. Trudeau
Christopher P. Marshall
Robert C. Bensky
Carla S. Newell

IN WITNESS WHEREOF, the undersigned has caused this Statement Appointing Designated Filer and Authorized Signatories to be effective as of July 10, 2009.
REPORTING PERSONS:

July 10, 2009	TCV IV, L.P. a Delaware Limited Partnership
	By:	Technology Crossover Management IV, L.L.C.
	Its:	General Partner

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Managing Member

July 10, 2009	TCV IV Strategic Partners, L.P. a Delaware Limited Partnership
	By:	Technology Crossover Management IV, L.L.C.
	Its:	General Partner

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Managing Member

July 10, 2009	Technology Crossover Management IV, L.L.C. a Delaware Limited Liability Company

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Managing Member

July 10, 2009	TCV V, L.P. a Delaware Limited Partnership
	By:	Technology Crossover Management V, L.L.C.
	Its:	General Partner

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	Technology Crossover Management V, L.L.C. a Delaware Limited Liability Company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	TCV Management 2004, L.L.C. a Delaware Limited Liability Company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	TCV VI, L.P. a Delaware Limited Liability Company
	By:	Technology Crossover Management VI, L.L.C.
	Its:	General Partner

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	Technology Crossover Management VI, L.L.C. a Delaware Limited Liability Company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	TCV VI Management, L.L.C. a Delaware Limited Liability Company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	TCV VI (Cayman), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VI (Cayman),
L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VI (Cayman),
Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	Technology Crossover Management VI (Cayman), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VI (Cayman),
Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	Technology Crossover Management VI (Cayman), Ltd. a Cayman Islands exempted company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	TCV Member Fund (Cayman), L.P. a Cayman Islands exempted limited partnership, acting by its general partner Technology Crossover Management VI (Cayman), Ltd. a Cayman Islands exempted company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	TCV VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	Technology Crossover Management VII, L.P. a Cayman Islands exempted limited partnership, acting by its general partner Technology Crossover Management VII, Ltd. a Cayman Islands exempted company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	Technology Crossover Management VII, Ltd. a Cayman Islands exempted company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	TCV VII (A), L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, L.P.
a Cayman Islands exempted limited partnership,
acting by its general partner

Technology Crossover Management VII, Ltd.
a Cayman Islands exempted company

	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	TCV Member Fund, L.P. a Cayman Islands exempted limited partnership, acting by its general partner Technology Crossover Management VII, Ltd. a Cayman Islands exempted company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Director

July 10, 2009	TCV VII Management, L.L.C. a Delaware Limited Liability Company
	By:	/s/ Jay C. Hoag
Jay C. Hoag, Member

July 10, 2009	/s/ Jay C. Hoag
Jay C. Hoag

July 10, 2009	/s/ Richard H. Kimball
Richard H. Kimball

July 10, 2009	/s/ John L. Drew
John L. Drew

July 10, 2009	/s/ Jon Q. Reynolds, Jr.
Jon Q. Reynolds, Jr.

July 10, 2009	/s/ William J G. Griffith IV
William J.G. Griffith IV

July 10, 2009	/s/ Robert W. Trudeau
Robert W. Trudeau

July 10, 2009	/s/ Christopher P. Marshall
Christopher P. Marshall

July 10, 2009	/s/ Robert C. Bensky
Robert C. Bensky

July 10, 2009	/s/ Carla S. Newell
Carla S. Newell